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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                         Pursuant to Section 13 or 15(d)
                     of the Securities Exchange Act of 1934

                        Date of Report: October 15, 2001


                        CHASE MANHATTAN AUTO OWNER TRUST
           Series 1997-A, Series 1997-B, Series 1998-A, Series 1998-B,
                 Series 1998-C, Series 2000-A and Series 2001-A
 ------------------------------------------------------------------------------
                             (Issuer of securities)


                 CHASE MANHATTAN BANK USA, NATIONAL ASSOCIATION
 ------------------------------------------------------------------------------
           (Exact name of the registrant as specified in its charter)


         United States                  333-7575            22-2382028
----------------------------   ------------------------   ---------------
(State or other jurisdiction   (Commission File Number)   (IRS Employer
of incorporation)                                         Identification No.)


              White Clay Center, Building 200, Newark, DE            19711
              -------------------------------------------          ----------
              (Address of principal executive offices)             (Zip Code)

Registrant's telephone number, including area code:  (302) 575-5000

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Item 5.  Other Events:

         Chase Manhattan Bank USA, National Association ("Chase USA") is the registrant of a number of outstanding Series of Chase Manhattan Auto Owner Trusts. Each Series of Chase Manhattan Auto Owner Trusts issued multiple series of Asset Backed Securities.

         On October 15, 2001, Chase USA, as servicer, distributed monthly interest to the holders of the Notes and Certificates of Series 1997-A, Series 1997-B, Series 1998-A, Series 1998-B, Series 1998-C, Series 2000-A and Series 2001-A. Chase USA furnished copies of the monthly statement to certificateholders for the above referenced Series to such holders as required by the related Sale and Servicing Agreement. Copies of the related monthly statement to certificateholders are being filed as Exhibit 20.1 to this Current Report on Form 8-K.


Item 7(c).  Exhibits

            Exhibits          Description
            --------          -----------

            20.1 Monthly statements to certificateholders with respect to the October 15, 2001 distribution.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: October 26, 2001

                                                By: CHASE MANHATTAN BANK USA,
                                                    NATIONAL ASSOCIATION
                                                    as Servicer


                                                By: /s/ Patricia Garvey
                                                ---------------------------
                                                Name: Patricia Garvey
                                                Title: Vice President

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                                INDEX TO EXHIBITS
                                -----------------

Exhibit No.                     Description
-----------                     -----------
20.1                            Monthly Statements to Certificateholders dated
                                October 15, 2001.